Exhibit 99.1

I NVESTOR P RESENTATION AUGUST 8, 2017

# IMPORTANT DISCLOSURES

*Unless the context indicates otherwise, all references in this presentation refer to "First Savings Financial Group," "Company," "we," "us" and "our" refer to First Savings Financial Group and its subsidiaries.*

**CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS**

*This presentation contains forward-looking statements that are based on assumptions and may describe future plans, strategies and expectations of First Savings Financial Group, Inc. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project" or similar expressions. First Savings Financial Group's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of First Savings Financial Group and its subsidiaries include, but are not limited to, changes in interest rates, national and regional economic conditions, legislative and regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality and composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in First Savings Financial Group's market area, changes in real estate market values in First Savings Financial Group's market area, changes in relevant accounting principles and guidelines, ability to complete and successfully integrate pending acquisition, and inability of third party service providers to perform. Additional factors that may affect our results are discussed in Item 1A to our Annual Report on Form 10-K titled "Risk Factors".*

*These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Except as required by applicable law or regulation, First Savings Financial Group does not undertake, and specifically disclaims any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of the statements or to reflect the occurrence of anticipated or unanticipated events.*

**NON-GAAP FINANCIAL MEASURES**

*These slides contain non-GAAP financial measures. Form purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the balance sheet, statements of income or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to accounting principles generally accepted in the United States of America. Pursuant to the requirements of Regulation G, First Savings Financial Group has provided reconciliations within these slides, as necessary, of the non-GAAP financial measures to the most directly comparable GAAP financial measure.*

2 | FIRST SAVINGS FINANCIAL GROUP, INC.

# First Savings Financial Group (NASDAQ "FSFG") Company Overview

- Headquartered in Clarksville, Indiana - Holding Company for First Savings Bank (est. 1937)
- Experienced management team
  - CEO Larry W. Myers: CEO since 2005, age 59
  - CFO Tony A. Schoen, CPA: CFO since 2009, age 40
  - COO John P. Lawson, Jr.: 29 years with First Savings Bank, age 60
- 11th largest publicly traded bank headquartered in Indiana (excluding MSFG) and 3rd largest public community bank in Louisville MSA
- Completed mutual to stock conversion on 10/6/2008 (initial trading 10/7/2008)
  - Successful transformation from mutual thrift to full-service community bank
  - Converted to Indiana-chartered commercial bank in December, 2014
  - 10 consecutive years of increased profits and asset growth
- Successful track record of acquisition and integration of low risk strategic partners
  - 2009 - Community First Bank, Corydon, Indiana
  - 2012 - 4 Indiana branches of First Financial Service Corp. / First Federal Savings Bank of Elizabethtown, Inc.
  - 2017 - Dearmin Bancorp, Inc. / The First National Bank of Odon, Indiana (pending)
- Fiscal year ending September 30

3 | FirstSavings Financial Group, Inc.

# First Savings Financial Group – Company Overview

## Stock Performance

| General Stock Information (Ticker: FSFG) | | | |
|---|---|---|---|
| Price: | $53.30 | Common Mkt. Value ($M): | $119.5 |
| Price Date: | 8/04/17 | Total Common Cap ($M): | $119.5 |
| Exchange: | NASDAQ | Options Outstanding: | 211,487 |
| Shares Outstanding: | 2,242,454 | Weighted Avg. Strike Price: | $19.76 |

| Current Pricing Ratios | | Price Change | |
|---|---|---|---|
| Price / BV: | 1.31x | Three Month: | 6.60% |
| Price / TBV: | 1.45x | One Year: | 51.21% |
| Price / LTM EPS | 12.8x | Three Years: | 117.11% |
| Price / 2017E EPS | 13.5x | Five Years: | 189.83% |

| Volume Highlights | | | |
|---|---|---|---|
| Avg. Daily Volume | | Weekly Avg. / Shares Out. | |
| One Month: | 1,398 | One Month: | 0.31% |
| Three Month: | 1,675 | Three Month: | 0.37% |
| Year-to-Date: | 1,594 | Year-to-Date: | 0.36% |

## Franchise Footprint (Pro Forma[1])



(FSFG) First Savings Financial Group Inc.
US Branches: Current
Dearmin Bancorp Inc.
US Branches: Current
Bedford
Mitchell
Orleans
Washington
Shoals
French Lick
Paoli
Jasper
Huntingburg
Ferdinand
Dale
Huffman
Tell City
Louisville
Lyndon
Jeffersontown
Pleasure Ridge Park
Valley Station
Mount Washington
Shepherdsville
Brandenburg
La Grange

## Loan & Deposit Composition



Loans
C&D
Resi
HELOC
Multifam
CRE
C&I
Consumer
Other
1.5%
2.7%
9.8%
8.5%
29.2%
41.6%
3.1%
3.7%



Deposits
Transaction
MMDA & Sav.
Retail CDs
Jumbo CDs
29.0%
5.6%
41.5%
23.8%

**LTM Loan Yield: 4.67%**

**LTM Cost of Deposits: 0.38%**

## Key Financials

| ($ in millions) | FY 2013 | FY 2014 | FY 2015 | FY 2016 | Quarter Ended 6/30/2017 |
|---|---|---|---|---|---|
| **Balance Sheet** | | | | | |
| Total Assets | $660 | $713 | $750 | $797 | $874 |
| Gross Loans | $414 | $440 | $471 | $531 | $598 |
| Deposits | $478 | $533 | $533 | $579 | $674 |
| **Capital** | | | | | |
| TCE / TA[2] | 8.5% | 8.6% | 9.2% | 9.9% | 9.5% |
| T1 RBC | 15.8% | 13.6% | 15.0% | 10.7% | 11.6% |
| Tot. RBC | 17.0% | 14.9% | 16.2% | 11.8% | 12.8% |
| **Profitability Measures** | | | | | |
| NIM | 4.09% | 3.93% | 3.84% | 3.81% | 3.76% |
| Efficiency Ratio (GAAP) | 69.6% | 69.9% | 69.6% | 78.3% | 65.3% |
| Efficiency Ratio (non-GAAP)[2] | 69.6% | 69.9% | 69.6% | 68.2% | 65.3% |
| ROAA | 0.72% | 0.78% | 0.93% | 1.03% | 1.14% |
| ROAE | 5.63% | 6.38% | 7.43% | 9.04% | 10.92% |
| **Asset Quality** | | | | | |
| NPAs / Assets | 2.37% | 1.73% | 1.71% | 1.49% | 1.27% |
| Reserves / Loans | 1.34% | 1.42% | 1.41% | 1.34% | 1.34% |

*Source: SNL Financial; Financial data as of 6/30/2017; Market data as of 8/4/2017.*
*1) Pending acquisition of Dearmin Bancorp, Inc., announced on 7/21/2017.*
*2) See table on slide 17 of this presentation for a reconciliation of GAAP to non-GAAP measures.*

4 | FirstSavings Financial Group, Inc.

S IGNIFICANT C ORPORATE P RESENCE IN M ARKET – T OP L OUISVILLE MSA E MPLOYERS 5

CONFIDENTIAL

Market Summary
Louisville MSA And Indiana Demographics

Historic Population Growth (%)
2010 – 2017


6.00
4.00
2.00
0.00
2.23
4.44
2.69
FSFG
Louisville MSA
Indiana

Projected Population Growth (%)
2017 – 2022


4.00
2.00
0.00
2.11
2.99
2.11
FSFG
Louisville MSA
Indiana

Per Capita Income ($)
2017


35,000
30,000
25,000
20,000
15,000
25,697
30,269
27,426
FSFG
Louisville MSA
Indiana

Median HHI ($)
2017


60,000
55,000
50,000
45,000
40,000
35,000
30,000
53,210
54,198
52,195
FSFG
Louisville MSA
Indiana

Projected Median HHI Growth (%)
2017 – 2022


9.00
8.00
7.00
6.00
7.01
7.80
8.00
FSFG
Louisville MSA
Indiana

Source: SNL Financial.
Note: Based on market in which branches are located and calculated on a weighted average basis, as compiled by SNL Financial; HHI = Household Income.

6 | FIRST SAVINGS FINANCIAL GROUP, INC.

# Market Position Summary:
# FSFG: Market Share by County and Louisville MSA

## Harrison, IN

| 2016 Rank | Institution (ST) | 2016 Number of Branches | 2016 Total Deposits in Market ($000) | 2016 Total Market Share (%) |
|---|---|---|---|---|
| 1 | First Capital Inc. (IN) | 5 | 252,455 | 35.81 |
| 2 | First Savings Financial Group (IN) | 3 | 243,110 | 34.48 |
| 3 | Regions Financial Corp. (AL) | 2 | 114,875 | 16.29 |
| 4 | JPMorgan Chase & Co. (NY) | 2 | 93,347 | 13.24 |
| 5 | Woodforest Financial Grp Inc. (TX) | 1 | 1,234 | 0.18 |
| | Total For Institutions In Market | 13 | 705,021 | 100.00 |

## Clark, IN

| 2016 Rank | Institution (ST) | 2016 Number of Branches | 2016 Total Deposits in Market ($000) | 2016 Total Market Share (%) |
|---|---|---|---|---|
| 1 | JPMorgan Chase & Co. (NY) | 7 | 356,080 | 23.37 |
| 2 | New Independent Bcshs Inc. (IN) | 7 | 244,823 | 16.07 |
| 3 | PNC Financial Services Group (PA) | 4 | 209,825 | 13.77 |
| 4 | WesBanco Inc. (WV) | 3 | 187,630 | 12.31 |
| 5 | First Savings Financial Group (IN) | 5 | 185,396 | 12.17 |
| 6 | BB&T Corp. (NC) | 1 | 112,723 | 7.40 |
| 7 | Fifth Third Bancorp (OH) | 3 | 61,866 | 4.06 |
| 8 | Stock Yards Bancorp Inc. (KY) | 2 | 60,122 | 3.95 |
| 9 | German American Bancorp Inc. (IN) | 3 | 28,802 | 1.89 |
| 10 | First Financial Bancorp. (OH) | 2 | 26,032 | 1.71 |
| | *Other Institutions* | *6* | *50,419* | *3.30* |
| | Total For Institutions In Market | 43 | 1,523,718 | 100.00 |

## Daviess, IN[1]

| 2016 Rank | Institution (ST) | 2016 Number of Branches | 2016 Total Deposits in Market ($000) | 2016 Total Market Share (%) |
|---|---|---|---|---|
| 1 | German American Bancorp Inc. (IN) | 4 | 172,773 | 35.60 |
| 2 | Old National Bancorp (IN) | 1 | 117,032 | 24.11 |
| 3 | First Savings Financial Group (IN) | 2 | 83,338 | 17.17 |
| 4 | First FSB of Washington (IN) | 1 | 54,967 | 11.32 |
| 5 | First Financial Corp. (IN) | 1 | 34,371 | 7.08 |
| 6 | First Bancorp of Indiana Inc. (IN) | 1 | 21,369 | 4.40 |
| 7 | Woodforest Financial Grp Inc. (TX) | 1 | 1,522 | 0.31 |
| | Total For Institutions In Market | 11 | 485,372 | 100.00 |

## Crawford, IN

| 2016 Rank | Institution (ST) | 2016 Number of Branches | 2016 Total Deposits in Market ($000) | 2016 Total Market Share (%) |
|---|---|---|---|---|
| 1 | First Savings Financial Group (IN) | 3 | 75,569 | 81.84 |
| 2 | First Financial Bancorp. (OH) | 1 | 16,773 | 18.16 |
| | Total For Institutions In Market | 4 | 92,342 | 100.00 |

*Source: SNL Financial.*
*1) Pending acquisition of Dearmin Bancorp, Inc., announced on 7/21/2017.*

7 | First Savings Financial Group, Inc.

# Market Position Summary:
# FSFG: Market Share by County and Louisville MSA (Cont'd)

## Floyd, IN

| 2016 Rank | Institution (ST) | 2016 Number of Branches | 2016 Total Deposits in Market ($000) | 2016 Total Market Share (%) |
|---|---|---|---|---|
| 1 | PNC Financial Services Group (PA) | 4 | 383,450 | 26.98 |
| 2 | WesBanco Inc. (WV) | 5 | 259,253 | 18.24 |
| 3 | First Financial Bancorp. (OH) | 5 | 211,630 | 14.89 |
| 4 | JPMorgan Chase & Co. (NY) | 3 | 135,692 | 9.55 |
| 5 | First Capital Inc. (IN) | 5 | 115,630 | 8.13 |
| 6 | Stock Yards Bancorp Inc. (KY) | 1 | 66,666 | 4.69 |
| 7 | BB&T Corp. (NC) | 1 | 56,786 | 3.99 |
| 8 | Republic Bancorp Inc. (KY) | 2 | 51,878 | 3.65 |
| 9 | German American Bancorp Inc. (IN) | 2 | 47,556 | 3.35 |
| 10 | First Savings Financial Group (IN) | 2 | 39,526 | 2.78 |
| | *Other Institutions* | *3* | *53,365* | *3.75* |
| | Total For Institutions In Market | 33 | 1,421,432 | 100.00 |

## Washington, IN

| 2016 Rank | Institution (ST) | 2016 Number of Branches | 2016 Total Deposits in Market ($000) | 2016 Total Market Share (%) |
|---|---|---|---|---|
| 1 | Mid-Southern Savings Bank(MHC) (IN) | 1 | 86,124 | 28.38 |
| 2 | PNC Financial Services Group (PA) | 1 | 82,331 | 27.13 |
| 3 | First Capital Inc. (IN) | 1 | 51,135 | 16.85 |
| 4 | First Savings Financial Group (IN) | 1 | 32,958 | 10.86 |
| 5 | Old National Bancorp (IN) | 1 | 31,363 | 10.34 |
| 6 | Regions Financial Corp. (AL) | 1 | 19,528 | 6.44 |
| | Total For Institutions In Market | 6 | 303,439 | 100.00 |

## Louisville MSA

| 2016 Rank | Institution (ST) | 2016 Number of Branches | 2016 Total Deposits in Market ($000) | 2016 Total Market Share (%) |
|---|---|---|---|---|
| 1 | PNC Financial Services Group (PA) | 55 | 5,782,993 | 22.93 |
| 2 | JPMorgan Chase & Co. (NY) | 38 | 4,038,352 | 16.01 |
| 3 | Fifth Third Bancorp (OH) | 39 | 2,377,036 | 9.42 |
| 4 | Republic Bancorp Inc. (KY) | 23 | 2,254,153 | 8.94 |
| 5 | Stock Yards Bancorp Inc. (KY) | 28 | 2,135,965 | 8.47 |
| 6 | BB&T Corp. (NC) | 26 | 1,573,481 | 6.24 |
| 7 | U.S. Bancorp (MN) | 27 | 863,084 | 3.42 |
| 8 | WesBanco Inc. (WV) | 21 | 756,433 | 3.00 |
| 9 | First Financial Bancorp. (OH) | 18 | 689,762 | 2.73 |
| 10 | Commonwealth Bancshares Inc. (KY) | 15 | 673,250 | 2.67 |
| 12 | First Savings Financial Group (IN) | 11 | 500,990 | 1.99 |
| | *Other Institutions* | *106* | *3,577,150* | *14.18* |
| | Total For Institutions In Market | 407 | 25,222,649 | 100.00 |

8 FirstSavings Financial Group, Inc.

FSFG – L OAN & D EPOSIT C OMPOSITION : 6/30/2017 VS . 6/30/2009 6/30/2017 L OAN & D EPOSIT C OMPOSITION 9 Source: SNL Financial; Data as of 6/30/2017. Note: Bank level data. 9.8% 29.2% 3.7% 3.1% 41.6% 8.5% 1.5% 2.7% Loans C&D Resi HELOC Multifam CRE C&I Consumer Other 41.5% 23.8% 29.0% 5.6% Deposits Transaction MMDA & Sav. Retail CDs Jumbo CDs Q2 2017 Loan Yield: 4.69% Q2 2017 Cost of Deposits: 0.41% 6/30/2009 L OAN & D EPOSIT C OMPOSITION 3.9% 63.5% 5.8% 6.1% 12.9% 4.1% 3.7% 0.0% Loans C&D Resi HELOC Multifam CRE C&I Consumer Other 20.1% 14.3% 48.6% 17.1% Deposits Transaction MMDA & Sav. Retail CDs Jumbo CDs 2009Y Loan Yield: 5.66% 2009Y Cost of Deposits: 1.16%

10 FSFG: GROWTH H ISTORY Source: SNL Financial; Financial data as of date indicated in table. 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 LTM Total Assets ($000) Total Assets ($000) 0 2,000 4,000 6,000 8,000 10,000 12,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 LTM Net Income ($000) Net Income ($000) • 10 consecutive years of net income growth • 8 consecutive years of record net income • 2010 – LTM 6/30/2017 CAGR of 20.6% • Consistent, steady asset growth • 2009 – 6/30/2017 CAGR of 8.0% • Based on 6/30/2017 data, assumed pro forma assets of $965 million with acquisition of The First National Bank of Odon

# Peer Group Comparison
# Midwest Publicly Traded Banks with Assets Between $600MM - $1.5B

**Comparable Public Company Analysis**

*Peer group contains select publicly traded Midwest banks with total assets between $600MM - $1.5Bn, TCE/TA between 8.0% - 12.0%, and NPAs (excl. TDRs) between 0.25% - 1.00%*

| Institution (ST) | MRQ Period Ended | Total Assets ($) | MRQ ROAA (%) | MRQ ROAE (%) | Fee Income/ Assets (%) | Market Cap. ($) | Stock Price ($) | Price/ TBV (x) | Price/ LTM EPS (x) | Div. Yield (%) | LTM Price Change (%) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Civista Bancshares, Inc. (OH) | 06/30/17 | 1,462.0 | 0.97 | 8.16 | 1.11 | 204.7 | 20.13 | 1.53 | 14.8 | 1.19 | 43.5 |
| Tri City Bankshares Corporation (WI) | 03/31/17 | 1,395.7 | 0.61 | 6.17 | 0.98 | 191.5 | 21.50 | 1.37 | 18.2 | 2.23 | 28.0 |
| LCNB Corp. (OH) | 06/30/17 | 1,335.6 | 0.91 | 8.13 | 0.80 | 198.8 | 19.85 | 1.74 | 15.5 | 3.22 | 13.9 |
| MBT Financial Corp. (MI) | 06/30/17 | 1,326.4 | 1.11 | 11.11 | 1.33 | 219.6 | 9.60 | 1.64 | 15.5 | 2.50 | 10.7 |
| Foresight Financial Group, Inc. (IL) | 06/30/17 | 1,142.0 | 0.96 | 12.56 | 0.51 | 111.3 | 30.50 | 1.02 | 11.3 | 0.79 | 23.2 |
| Kentucky Bancshares, Inc. (KY) | 06/30/17 | 1,020.9 | 0.93 | 9.90 | 1.27 | 121.6 | 40.90 | 1.49 | 11.9 | 2.84 | 43.0 |
| Landmark Bancorp, Inc. (KS) | 06/30/17 | 910.8 | 1.04 | 10.73 | 1.75 | 113.5 | 29.31 | 1.56 | 13.2 | 2.73 | 18.4 |
| First Bankers Trustshares, Inc. (IL) | 03/31/17 | 894.7 | 0.94 | 10.48 | 2.09 | 80.2 | 26.00 | 1.01 | 9.0 | 2.15 | -7.1 |
| PSB Holdings, Inc. (WI) | 06/30/17 | 846.8 | 1.04 | 11.88 | 0.80 | 103.8 | 68.25 | 1.43 | 12.0 | 1.41 | 40.7 |
| Heartland BancCorp (OH) | 06/30/17 | 845.1 | 1.07 | 12.05 | 0.51 | 122.4 | 77.00 | 1.63 | 15.1 | 2.23 | 36.3 |
| First Capital, Inc. (IN) | 06/30/17 | 763.2 | 1.15 | 10.68 | 0.97 | 103.5 | 31.00 | 1.43 | 14.3 | 2.71 | -7.9 |
| Town and Country Financial Corporation (IL) | 06/30/17 | 744.5 | 0.66 | 9.73 | 1.50 | 60.2 | 21.15 | 1.18 | 10.2 | 0.76 | 51.1 |
| HMN Financial, Inc. (MN) | 06/30/17 | 725.2 | 0.60 | 5.18 | 1.11 | 80.1 | 17.80 | 1.03 | 16.0 | 0.00 | 25.2 |
| CSB Bancorp, Inc. (OH) | 06/30/17 | 696.9 | 1.01 | 10.13 | 0.62 | 78.2 | 28.50 | 1.23 | 11.0 | 2.81 | 17.5 |
| Blackhawk Bancorp, Inc. (WI) | 06/30/17 | 690.5 | 1.01 | 9.36 | 1.48 | 80.6 | 24.80 | 1.14 | 12.1 | 1.29 | 41.7 |
| United Bancshares, Inc. (OH) | 06/30/17 | 636.7 | 0.74 | 6.34 | 0.71 | 71.4 | 21.85 | 1.10 | 13.1 | 2.20 | 12.1 |
| Cortland Bancorp (OH) | 06/30/17 | 634.7 | 0.74 | 7.98 | 0.71 | 79.8 | 18.00 | 1.33 | 17.6 | 1.78 | 16.1 |
| ChoiceOne Financial Services, Inc. (MI) | 06/30/17 | 630.1 | 1.05 | 8.79 | 1.21 | 78.9 | 22.88 | 1.32 | 12.2 | 2.97 | 4.5 |
| Minimum | | 630.1 | 0.60 | 5.18 | 0.51 | 60.2 | | 1.01 | 9.0 | 0.00 | -7.9 |
| **Median** | | **845.9** | **0.97** | **9.82** | **1.04** | **103.6** | | **1.35** | **13.1** | **2.21** | **20.8** |
| Maximum | | 1,462.0 | 1.15 | 12.56 | 2.09 | 219.6 | | 1.74 | 18.2 | 3.22 | 51.1 |
| **First Savings Financial Group, Inc. (IN)** | | **874.1** | **1.14** | **10.92** | **0.99** | **119.5** | **53.30** | **1.45** | **12.7** | **1.05** | **51.2** |
| *As compared to peer median* | | + | + | + | - | + | | + | - | - | + |

11

FIRSTSAVINGS FINANCIAL GROUP, INC.

*Source: SNL Financial; Market data as of 8/4/2017; Financial data as of date indicated in table.*
*Note: Bank level data used if holding company consolidated information was unavailable; FSFG earnings are adjusted for nonrecurring items.*
*Note: LTM = last twelve months, TBV = tangible book value.*

12 P EER G ROUP C OMPARISON M IDWEST P UBLICLY T RADED B ANKS WITH A SSETS B ETWEEN $600MM - $1.5B Source: SNL Financial; Financial data as of date indicated in table. Note: Bank level data used if holding company consolidated information was unavailable. Peer group contains select publicly traded Midwest banks with total assets between $600MM - $1.5Bn, TCE/TA between 8.0% - 12.0%, and NPAs (excl. TDRs) between 0.25% - 1.00% MRQ Total Loans/ TCE/ T1C RBC Lev. MRQ Loan MRQ Cost of Int-Bearing MRQ Net Interest MRQ Efficiency NPAs (excl. TDRs)/ LLR/ Period Assets Deposits TA Ratio Ratio Yield Deposits Margin Ratio Assets NPLs Institution (ST) Ended ($) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) Civista Bancshares, Inc. (OH) 6/30/2017 1,462.0 94.5 9.30 11.30 12.50 4.56 0.23 3.91 70.9 0.50 120.5 Tri City Bankshares Corporation (WI) 3/31/2017 1,395.7 63.8 10.04 16.31 10.08 4.68 0.12 3.50 75.9 0.42 56.3 LCNB Corp. (OH) 6/30/2017 1,335.6 72.3 8.76 28.21 17.50 4.35 0.31 3.49 64.1 0.28 100.2 MBT Financial Corp. (MI) 6/30/2017 1,326.4 58.0 10.12 15.63 9.95 4.67 0.20 3.30 62.4 0.43 57.1 Foresight Financial Group, Inc. (IL) 6/30/2017 1,142.0 76.6 9.31 11.73 9.51 4.72 0.77 3.40 50.7 0.48 135.4 Kentucky Bancshares, Inc. (KY) 6/30/2017 1,020.9 83.0 9.04 13.22 8.80 4.68 0.88 3.61 73.3 0.49 202.7 Landmark Bancorp, Inc. (KS) 6/30/2017 910.8 57.5 8.13 17.73 10.08 4.86 0.23 3.16 70.0 0.39 82.9 First Bankers Trustshares, Inc. (IL) 3/31/2017 894.7 72.4 8.89 12.35 9.76 4.54 0.54 3.01 65.9 0.85 132.1 PSB Holdings, Inc. (WI) 6/30/2017 846.8 87.3 8.60 12.96 9.64 4.50 0.53 3.53 58.2 0.51 60.1 Heartland BancCorp (OH) 6/30/2017 845.1 93.1 8.87 11.39 9.45 4.82 0.73 3.97 62.4 0.37 123.7 First Capital, Inc. (IN) 6/30/2017 763.2 58.5 9.59 13.93 9.34 5.11 0.26 3.51 58.9 0.87 98.8 Town and Country Financial Corporation (IL) 6/30/2017 744.5 82.9 8.79 11.47 8.48 4.44 0.44 3.38 75.8 0.25 287.0 HMN Financial, Inc. (MN) 6/30/2017 725.2 94.7 10.71 12.99 11.77 4.59 0.29 3.91 76.0 0.55 244.8 CSB Bancorp, Inc. (OH) 6/30/2017 696.9 91.1 9.20 12.23 9.17 4.56 0.33 3.74 51.5 0.86 74.5 Blackhawk Bancorp, Inc. (WI) 6/30/2017 690.5 73.3 10.30 13.19 11.15 4.73 0.39 3.53 68.1 0.89 51.7 United Bancshares, Inc. (OH) 6/30/2017 636.7 71.5 10.35 15.26 11.75 4.99 0.43 3.73 74.4 0.61 60.6 Cortland Bancorp (OH) 6/30/2017 634.7 77.2 9.44 12.84 10.50 4.62 0.61 3.56 76.1 0.35 81.9 ChoiceOne Financial Services, Inc. (MI) 6/30/2017 630.1 73.4 10.03 12.00 9.18 4.60 0.30 3.58 68.7 0.30 115.5 Minimum 630.1 57.5 8.13 11.30 8.48 4.35 0.12 3.01 50.7 0.25 51.7 Median 845.9 75.0 9.31 12.98 9.86 4.65 0.36 3.53 68.4 0.49 99.5 Maximum 1,462.0 94.7 10.71 28.21 17.50 5.11 0.88 3.97 76.1 0.89 287.0 First Savings Financial Group, Inc. (IN) 6/30/2017 874.1 85.0 9.55 11.01 8.77 4.69 0.50 3.76 64.6 0.48 74.3 Buckeye data as of June 30, 2016 As compared to peer median + + + - - + - + + + - Comparable Public Company Analysis

S TOCK P ERFORMANCE OF P UBLIC P EERS (12/31/2011 – P RESENT ) 1 - Y EAR P RICE P ERFORMANCE 13 1 - Y EAR T OTAL R ETURN 1 P ERFORMANCE 215% 133% 149% 97% (50.00) 0.00 50.00 100.00 150.00 200.00 250.00 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 FSFG FSFG Peers SNL Bank Index S&P 500 Source: SNL Financial; Data as of 8/4/2017. Note : Trading peers include banks listed on slides 11 & 12. 1 ) Total return includes LTM stock appreciation and dividend yield. Past performance is not a guarantee of future performance. CONFIDENTIAL 246% 174% 180% 122% (50.00) 0.00 50.00 100.00 150.00 200.00 250.00 300.00 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 FSFG FSFG Peers SNL Bank Index S&P 500

P ENDING A CQUISITION D EARMIN B ANCORP , I NC . – F RANCHISE O VERVIEW 14 L OAN & D EPOSIT C OMPOSITION 1.7% 45.8% 0.3% 0.0% 14.2% 13.3% 8.0% 16.8% Loans C&D Resi HELOC Multifam CRE C&I Consumer Other F RANCHISE F OOTPRINT (P RO F ORMA ) Source: SNL Financial; Financial data as of 6/30/2017. .Note: Bank level financials due to lack of consolidated financials. 63.9% 31.1% 4.1% 1.0% Deposits Transaction MMDA & Sav. Retail CDs Jumbo CDs LTM Loan Yield: 4.64% LTM Cost of Deposits: 0.06% T RANSACTION C ONSIDERATIONS K EY F INANCIALS (B ANK L EVEL ) • Transaction announced 7/21/2017 • $10.6 million deal value • 100% cash • 1.32x TBV • 15.0x LTM EPS • Scheduled closing Q1 fiscal 2018 • Will retain local leadership and decision making ($ in millions) Quarter Ended FY 2013 FY 2014 FY 2015 FY 2016 6/30/2017 Balance Sheet Total Assets $82 $86 $91 $97 $99 Gross Loans $32 $34 $35 $34 $36 Deposits $75 $78 $83 $89 $91 Capital T1 RBC 13.9% 15.1% 15.9% 16.5% 16.7% Tot. RBC 15.0% 16.3% 17.2% 17.8% 18.0% Profitability Measures NIM 3.09% 3.22% 3.08% 3.03% 2.96% Efficiency Ratio 77.2% 71.5% 74.3% 71.3% 66.3% ROAA 0.53% 0.73% 0.63% 0.68% 0.77% ROAE 6.69% 9.28% 7.89% 8.36% 9.82% Asset Quality NPAs / Assets 0.40% 0.37% 0.60% 0.01% 0.06% Reserves / Loans 1.37% 1.46% 1.57% 1.78% 1.77%

F IRST S AVINGS F INANCIAL G ROUP I NVESTMENT C ONSIDERATIONS 15 ■ Experienced management team ■ Well positioned in growth market  Strong demographics in Louisville MSA - Number 12 market position  Top 5 market share in 5 of 6 counties in footprint ■ Above peer operating performance ■ Consistent achievement of superior asset quality ■ Track record of consistent growth and delivering value for shareholders  Stock price and total return outperformance vs. indices and peer group for 5+ years  Consistent growth in assets and earnings  Growth opportunity from in - market M&A dislocation (RIVR, CBIN, MSFG) ■ Successful history as disciplined consolidator  2 completed and 1 pending transaction in last 8 years ■ Attractive valuation (8/4/2017)  12.7x LTM EPS  1.45x TBV ■ Positioned for sustainable, profitable growth

N OTES / Q UESTIONS 16

N ON - GAAP F INANCIAL M EASURES ( DOLLARS IN THOUSANDS ) 17